VOYAGEUR MUTUAL FUNDS III

Delaware Select Growth Fund (the “Fund”)

Supplement to the Fund’s Statement of Additional Information dated February 26, 2016

The following information revises and supplements the section entitled, “Investment Manager and Other Service Providers – Investment Manager”:

Investment Manager

The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to the Fund, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Investments® Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust.

As of March 31, 2016, the Manager and its affiliates within Delaware Investments were managing in the aggregate $169.3 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Delaware Management Business Trust (a Delaware statutory trust), which is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. “Delaware Investments” is the marketing name for DMHI and its subsidiaries.

The Fund’s Investment Management Agreement (“Investment Management Agreement”) may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days’ notice by the Trustees of the Trust or by the Manager. The Investment Management Agreement will terminate automatically in the event of its assignment.

As compensation for the services rendered under the Investment Management Agreement, the Fund shall pay the Manager an annual management fee as a percentage of average daily net assets equal to:

Fund Name	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Select Growth Fund	0.75% on first $500 million 0.70% on next $500 million 0.65% on next $1.5 billion 0.60% on assets in excess of $2.5 billion

During the last three fiscal years, the Fund paid the following investment management fees:

Fund	Oct. 31, 2015	Oct. 31, 2014	May 1, 2013–Oct. 31, 20131	April 30, 2013
Delaware Select Growth Fund	$7,134,470 earned $7,134,470 paid $0 waived	$7,751,022 earned $7,751,022 paid $0 waived	$3,713,775 earned $3,713,775 paid $0 waived	$6,311,072 earned $6,311,072 paid $0 waived

1	In 2013, the Fund changed its fiscal year end from April 30 to Oct. 31.

The Manager has entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with JSP with respect to the Fund. Except for those expenses borne by the Manager under the Investment Management Agreement, JSP under its Sub-Advisory Agreement, and the Distributor under the Distribution Agreement, each Fund is responsible for all of its own expenses. Among others, such expenses include the Funds’ proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

The following information revises and supplements the section entitled, “Investment Manager and Other Service Providers – Sub-Advisor”:

Sub-Advisor

JSP, located at 101 California Street, Suite 3750, San Francisco, CA 94111, is responsible for the day-to-day management of Delaware Select Growth Fund. Although JSP serves as sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager supervises JSP’s performance and management services provided to the Fund subject to the supervision and direction of the Board of Trustees.

The Sub-Advisory Agreement with JSP is dated June 1, 2016. The Sub-Advisory Agreement has an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated by the Manager or the Trust at any time on written notice to JSP of the Manager’s or the Trust’s intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. JSP may terminate this Agreement at any time on sixty (60) days’ written notice to the Manager and the Trust of its intention to do so. The Sub-Advisory Agreement will terminate automatically in the event of its assignment. The Sub-Advisory Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

As compensation for the services rendered under the Sub-Advisory Agreement, the Manager paid JSP the following sub-advisory fees during the Delaware Select Growth Fund’s last three fiscal years:

	Oct. 31, 2015	May 1, 2014–Oct. 31, 20141
Sub-Advisory Fees Paid	$3,567,235	$1,902,930
Sub-Advisory Fee As A Percentage of the Fund’s Average Daily Net Assets	0.36%	0.36%2

1	JSP became sub-advisor for the Delaware Select Growth Fund in May 2014.
2	The sub-advisory fee rate shown reflects the annualized fee rate based on average net assets for the period.

Please keep this Supplement for future reference.

This Supplement is dated June 7, 2016.